UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

LEVEL 3 COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15658	47-0210602
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 Eldorado Blvd.

Broomfield, Colorado 80021

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (720) 888-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.  Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously announced, on October 2, 2011, the Board of Directors (the “Board”) of Level 3 Communications, Inc. (the “Company”)  authorized the Company to transfer the listing of the common stock, par value $0.01 per share, of the Company (the “Common Stock”), from the NASDAQ Global Select Market to the New York Stock Exchange (“NYSE”).  The Common Stock began trading on the NYSE on October 20, 2011, under its current ticker symbol “LVLT.”

As also previously announced, in conjunction with listing on NYSE, and as previously approved by the Company’s stockholders, the Board approved a 1-for-15 reverse stock split of the Common Stock (the “Reverse Stock Split”).  On October 19, 2011, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”) to effect the Reverse Stock Split and to decrease the number of authorized shares of Common Stock from 4,400,000,000 shares to 293,333,333 shares.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and incorporated herein by reference.

The Reverse Stock Split became effective as of 5:00 p.m., Eastern time, on October 19, 2011, at which time every 15 shares of issued and outstanding Common Stock were automatically combined into one issued and outstanding share of Common Stock without any change in the par value per share.

Proportional adjustments will be made to the Company’s outstanding convertible debt, warrant, equity awards and to its equity compensation plans to reflect the Reverse Stock Split.  Company stockholders holding certificated shares will receive instructions from Wells Fargo Shareowner Services, the Company’s transfer agent, regarding the exchange of outstanding pre-split stock certificates for book-entry shares of Common Stock reflecting the Reverse Stock Split.  No fractional shares will be issued in connection with the Reverse Stock Split. The Company’s transfer agent will aggregate all fractional shares that otherwise would have been issued as a result of the Reverse Stock Split, and those shares will be sold by the transfer agent into the market. Stockholders who would otherwise hold a fractional share of Common Stock will receive a cash payment from the proceeds of that sale in lieu of such fractional share.

Item 8.01.  Other Events

On October 20, 2011, the Company issued a press release announcing the completion of the transfer of its listing to the NYSE and the completion of Reverse Stock Split.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1.2 to the Form 8-A filed on October 19, 2011)

99.1	Press Release, dated October 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVEL 3 COMMUNICATIONS, INC.

Dated:	October 20, 2011	By:	/s/ Neil J. Eckstein
		Name:	Neil J. Eckstein
		Title:	Senior Vice President, Assistant General Counsel